SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                               FORM 8-K



                            CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

                      DATE OF REPORT - JUNE 23, 2003
                    (Date of Earliest Event Reported)



                         HURCO COMPANIES, INC.

          (Exact name of registrant as specified in its charter)
                        Commission File No. 0-9143



              Indiana                                  35-1150732
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      (State of Incorporation)              (I.R.S. Employer Identification No.)

         One Technology Way
       Indianapolis, Indiana                              46268
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(Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code: (317) 293-5309



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Item 5.  Other Events

     The information set forth in the press release issued by Hurco Companies, Inc. on June 23, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c) Exhibits.

             99.1   Press Release of Hurco Companies, Inc., dated June 23, 2003.


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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HURCO COMPANIES, INC.



                                             By:      /s/ Roger J. Wolf
                                                      ------------------
                                             Name:    Roger J. Wolf
                                             Title:   Senior Vice President and
                                                      Chief Financial Officer

Date:  June 23, 2003


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                         EXHIBIT INDEX

Exhibit No.           Description

99.1                  Press Release, dated June 23, 2003.